UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21359
Managed Duration Investment Grade Municipal Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: July 31

Date of reporting period: August 1, 2014 to July 31, 2015

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/MZF

...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT THE MANAGED DURATION
INVESTMENT GRADE MUNICIPAL FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/mzf, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices and tax characteristics

Cutwater Investor Services Corp. and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

July 31, 2015

DEAR SHAREHOLDER

We thank you for your continued investment in the Managed Duration Investment Grade Municipal Fund (the “Fund”). This report covers performance for the Fund’s fiscal year (“FY 2015”) ended July 31, 2015.

The Fund’s investment objective is to provide high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its total assets in municipal bonds of investment grade quality and will normally invest substantially all of its total assets in municipal bonds of investment-grade quality.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended July 31, 2015, the Fund provided a total return based on market price of 6.43% and a total return of 6.19% based on NAV. As of July 31, 2015, the Fund’s last closing market price of $13.66 represented a discount of 8.14% to NAV of $14.87.

Past performance is not a guarantee of future results. The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV. The Fund’s NAV performance data reflects fees and expenses of the Fund.

A distribution of $0.0650 was paid in each of the first five months of FY 2015 and a distribution of $0.0616 was paid in the final seven months of the same period. The last distribution represents an annualized distribution rate of 5.41% based on the last closing market price of $13.66 on July 31, 2015. The Fund’s distribution rate is not constant and the amount of such distributions, which are approved and declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(c) on page 28 for more information on distributions for the period.

Cutwater Investor Services Corp. (“Cutwater”), a unit of parent company Cutwater Holdings, LLC (also known as “Cutwater Asset Management”), serves as the Fund’s investment adviser (“Investment Adviser” or “Adviser”). On January 2, 2015, BNY Mellon acquired Cutwater Asset Management. BNY Mellon is a global investments company that delivers investment management and investment services in 35 countries and more than 100 markets. As of June 30, 2015, it had more than $28.6 trillion in assets under custody and/or administration, and $1.7 trillion in assets under management through its multi-boutique investment management business. Cutwater Asset Management works closely with, and is administered by, Insight Investment, a leading European asset manager and one of BNY Mellon’s largest investment firms.

As a result of the acquisition, the Adviser became an indirect wholly-owned subsidiary of BNY Mellon. Under the Investment Company Act of 1940, as amended, the closing of this transaction resulted in the assignment and automatic termination of the Fund’s investment advisory agreement with the Adviser (the “Terminated Agreement”). In anticipation of the closing, the Fund’s shareholders approved a new investment advisory agreement (the “New Agreement”) between the

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 3

July 31, 2015

Fund and the Adviser at a special meeting of the shareholders of the Fund held on December 10, 2014. The New Agreement is identical to the Terminated Agreement in all material aspects, except for the dates of its execution and its termination, and became effective as of the closing of the transaction on January 2, 2015.

Guggenheim Funds Distributors, LLC (“GFD”) serves as the Servicing Agent to the Fund. GFD is part of Guggenheim Investments. Guggenheim Investments represents the investment management division of Guggenheim Partners, LLC.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 38 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance, we encourage you to read the Questions & Answers section of this report, which begins on page 5 of this report. You will find information about how the Fund is managed, what affected the performance of the Fund during the 12-month period ended July 31, 2015, and Cutwater’s views on the market environment.

We appreciate your investment, and we look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/mzf.

Sincerely,

Clifford D. Corso
Chief Executive Officer
Managed Duration Investment Grade Municipal Fund
August 31, 2015

4 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

QUESTIONS & ANSWERS	July 31, 2015

In the following interview Portfolio Managers Clifford D. Corso, James B. DiChiaro, and Matthew J. Bodo discuss the market environment and the performance of the Managed Duration Investment Grade Municipal Fund (the “Fund”) for the 12-month period ended July 31, 2015. Their biographies appear immediately below.

Clifford D. Corso Chief Executive Officer

Mr. Corso joined Insight and the Executive Management Committee in January 2015 following BNY Mellon’s acquisition of Cutwater Asset Management (“Cutwater”).He joined Cutwater in 1994, helping build the firm into one of the largest fixed income managers in the world with over $20bn under management for pension funds, global banks, insurance companies, corporations, and U.S. municipalities. Prior to joining Cutwater, Mr. Corso served as co-head of a fixed income division at Alliance Capital Management. He has also served as a credit analyst, restructuring specialist, trader, and portfolio manager. He was an early pioneer in the credit derivatives market, developing several investment programs starting in 2000, expanding this area to create the MINTS funds. He is a frequent guest host on CNBC’s “Squawk Box” and has lectured on finance at Columbia University and New York University. Mr. Corso holds a BA in Economics from Yale University and an MBA from Columbia University. He also holds Series 7, 24, and 63 licenses from the Financial Industry Regulatory Authority (FINRA) and is a member of the Fixed Income Analysts Society.

James B. DiChiaro Senior Portfolio Manager

Mr. DiChiaro joined Insight’s Fixed Income Group as a senior portfolio manager in January 2015, following BNY Mellon’s acquisition of Cutwater Asset Management (“Cutwater”). He originally joined Cutwater in 1999 and has worked in the financial services industry since 1998. His responsibilities include managing the firm’s municipal assets (taxable and tax-exempt) and money market portfolios. He constructs and implements portfolio strategies for a diverse client base, including insurance companies, separately managed accounts and closed-end bond funds. Previously at Cutwater, Mr. DiChiaro began his career working with the Conduit Group, structuring medium-term notes for Meridian Funding Company and performing the treasury role for an MBIA-sponsored asset-backed commercial paper conduit, Triple-A One Funding Corporation. Prior to that, he worked for Merrill Lynch, supporting their ABS trading desk. He holds a BS degree from Fordham University and an MBA from Pace University.

Matthew J. Bodo Fixed Income Trader

Mr. Bodo joined Insight’s Fixed Income Group as a trader, in January 2015, following BNY

Mellon’s acquisition of Cutwater Asset Management (“Cutwater”). He began his

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	July 31, 2015

financial services career at Cutwater in 2002. He is responsible for fixed income dealing on U.S. securities. At Cutwater, Mr. Bodo participated in bi-weekly corporate credit and portfolio strategy meetings and supported the portfolio managers’ implementation of those strategies for Cutwater’s third-party accounts. Prior to this role, he served as an investment accountant, performing accounting-related functions for mutual funds and MBIA insurance portfolios. He holds a BS degree from the State University of New York at Albany.

Please provide an overview of the economy and the municipal market during the 12-month period ended July 31, 2015.

The municipal market was supported by a solid U.S. economy over the period, as U.S. Gross Domestic Product (“GDP”) growth averaged about 2.5%, despite a weak first quarter of 2015 that reflected a poor seasonal adjustment and the West Coast port shutdown. Labor markets improved over the period, even though wage growth was subdued. Inflation pressures remained muted, while construction spending and housing starts grew, and consumers finally seemed ready to spend some of the gas savings they’ve enjoyed in recent months.

The U.S. Federal Reserve’s (the “Fed”) Federal Open Market Committee (“FOMC”) has begun preparing markets for the hiking cycle, but the pace of hikes is expected to be gradual and dependent on growth and financial conditions. Oil and other commodity prices remain low, which will benefit consumers and oil importers while continuing to pressure major exporters. The Greek debt crisis appears to be resolved, and a volatile Chinese stock market, which has weighed on commodities and risk assets, ultimately should not disrupt what we believe to be a U.S. checkmark economic recovery.

Despite the upward trajectory of the U.S. economy and increasing municipal tax revenues, the municipal market at period end was overshadowed by the dark clouds of two prominent issuers. The City of Chicago was hit with an unexpected multi-notch downgrade from Moody’s Investor Service in mid-May after the Illinois Supreme Court struck down proposed pension reform that handcuffed the city in dealing with its massively underfunded pension system. Illinois’ constitution does not allow for the impairment of pension benefits which could place bond investors in a subordinated position relative to the pensioners. The end result of the downgrade was an abrupt repricing of Chicago debt resulting in yields as high as 6% for certain issuers.

The Commonwealth of Puerto Rico also contributed to market volatility in the period, especially around the first of August when it defaulted on bonds from one of its public agencies. Puerto Rico’s Governor Alejandro Padilla has been quite vocal over the last year about providing certain Puerto Rican issuers with the ability to file for Chapter 9 bankruptcy as there are currently no laws governing a restructuring of the Commonwealth’s debt. Though bankruptcy-law petitions have stalled, the Governor had been explicit in stating that he was only seeking the bankruptcy option for revenue-backed issuers, excluding general obligation debt and debt backed by sales taxes (COFINA) from any potential bankruptcy filings. However, recently Governor Padilla stated that the Commonwealth’s debt load is unpayable without specifying any entity.

6 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued	July 31, 2015

Puerto Rico has experienced a nearly decade-long recession, a massively underfunded pension plan, and great difficulty in collecting taxes. The Governor fears the Commonwealth will enter in to a “death spiral” if the economy does not begin to grow and is urging the island’s creditors to “share the sacrifices.” The island was scheduled to propose a plan to restructure its debt by September 1.

Fed rate hike expectations and a growing U.S. economy prompted a well-warranted drift higher in Treasury yields toward the end of the period, which may have inspired mutual fund redemptions during the second quarter in fear of negative total returns. Despite these negative forces, the municipal market was holding course at the end of the period, and continued to perform well relative to other fixed income asset classes. From a fundamental perspective, municipalities have reduced their debt burdens while tax revenues have increased, giving rise to improved balance sheets. There has been a decrease in Chapter 9 filings this year and an increase in primary market issuance which has been absorbed by investors. New issue supply increased by approximately 40% in the first half of 2015 and is projected to end the year near $400 billion.

How did the Fund perform in this market environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended July 31, 2015, the Fund provided a total return based on market price of 6.43% and a total return of 6.19% based on NAV. As of July 31, 2015, the Fund’s last closing market price of $13.66 represented a discount of 8.14% to NAV of $14.87. As of July 31, 2014, the Fund’s last closing market price of $13.57 represented a discount of 7.81% to NAV of $14.72.

Past performance is not a guarantee of future results. The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV. The Fund’s NAV performance data reflects fees and expenses of the Fund.

A distribution of $0.0650 was paid in each of the first five months of the period and a distribution of $0.0616 was paid in the final seven months of the period. The last distribution represents an annualized distribution rate of 5.41% based on the last closing market price of $13.66 on July 31, 2015. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(c) on page 28 for more information on distributions for the period.

What stood out about the Fund’s performance for the period?

The NAV of the Fund returned 6.19%, compared with 3.56% for the Barclays Municipal Index (the “Index”). The Index’s performance exhibited an investor preference for the long-end of the curve and A-rated and BBB-rated securities.

The Fund maintained a barbelled duration position throughout the period. The Adviser has been calling for a bear flattener of the interest rate curve, where short maturity interest rates increase (which led the Adviser to overweight floating-rate securities in the Fund during the period); however,

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 7

QUESTIONS & ANSWERS continued	July 31, 2015

the long (30-year) part of the barbell was the most beneficial for the Fund’s performance throughout the period.

The Fund’s down-in-quality-rated (A and BBB) securities also outperformed their higher quality counterparts. From a sector perspective, healthcare was the top performer, returning over 5.5% during the period. Lagging the healthcare sector by approximately 120 basis points were corporate-backed industrial development bonds and the transportation sector, although both of which outperformed the Index. So, the Fund’s top sector allocations were beneficial for performance despite modestly scaling risk back during the period.

Detracting from the Fund’s performance was its investment in securities issued by the State of New Jersey. Similar to Illinois, New Jersey has a large unfunded pension balance, and the lack of progress in addressing it resulted in rating agency downgrades. Also negative for performance was the Fund’s allocation to floating-rate securities which, although they slightly appreciated in price, provided for significantly less current income than fixed-rate securities. Expectations for the first monetary policy tightening by the FOMC have been pushed to late 2015 or perhaps early 2016. Along those lines, the Fund maintained a shorter duration than the benchmark throughout the 12-month period, which detracted from performance, as longer-maturity yields generally decreased.

How did the Fund’s positioning change over the period?

Average credit quality improved during the period, with reductions in AA and BBB-rated securities in favor of triple-A rated ones. The low interest rate environment has encouraged many issuers to refund or pre-refund previously issued debt. Some of that debt is now collateralized with U.S. Treasury securities. The result has been a material improvement in the liquidity and credit profiles of the Fund. These securities can be liquidated quickly should more attractive investment opportunities present themselves.

The healthcare sector has experienced the most pre-refunding activity, and consequently the Fund’s allocation decreased from 18.4% to 16.9%. The Fund’s healthcare holdings are predominantly rated A/BBB.

The Fund’s allocation to high-quality general obligation (“GO”) bonds increased over the period. We believe that the sector had been oversold and appeared attractive from a relative value perspective. GOs are still a high quality sector with a low incidence of default.

The Fund maintains an overweight position to the power and transportation sectors, which we regard as essential service sectors. They were cheaper on a risk-adjusted basis to the more credit-sensitive sectors of the market. The Adviser maintains a positive outlook and has over-weighted the transportation sector as low oil prices and the growing economy bolster business and personal travel (i.e., airports, toll roads).

It’s important to note that the Fund liquidated a Puerto Rico (COFINA) position during the period. These sales-tax-supported bonds were liquidated prior to S&P’s downgrade of the securities to non-investment-grade.

8 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued	July 31, 2015

Any comment on duration?

The Fund maintained a lower-than-peer and lower-than-benchmark duration during the period. Although this was not beneficial for performance given the recent rate rally, the Fund should be well-positioned to outperform the benchmark and its peers once the FOMC tightens monetary policy, as it is expected to do in the coming months.

Unfortunately, our initiative to lessen interest rate exposure and reduce risk did cause the distribution rate of the Fund to decrease during the period.

What effect did the Fund’s leverage have on Fund return?

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.

Leverage adds to performance only when the cost of leverage is less than the total return generated by investments. The use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage may cause greater changes in the Fund’s NAV and returns than if financial leverage had not been used.

As of July 31, 2015, the Fund maintained leverage of about 41% in the form of Auction Market Preferred Shares (“AMPS”). Since the Fund’s NAV return was greater than the cost of leverage during the period, leverage was a contributor to the Fund’s total return.

Do you have any other comments on the Fund?

The municipal asset class appears be attractive relative to some taxable fixed-income sectors. The yield relationship of tax-exempt to taxable bonds with maturities longer than five years is above historic averages and may serve as a buffer against rising rates. The Fed is expected to tighten monetary policy over the next six months, and short-term interest rates should move higher, driving a further flattening of the yield curve. Careful portfolio construction can help overcome the headwind of rising interest rates through prudent curve positioning.

New issue supply for the year so far has increased by more than 40%, but has been absorbed well by investors. Despite the increase in headline supply, net supply (new issuance minus maturities and called bonds) is meaningfully lower, given the increase in refunding activity. Mutual fund flows have been positive through the end of July despite the specter of rising interest rates. The current supply/demand dynamic feels balanced, albeit market liquidity has diminished.

One theme that continues to resonate is investors’ preference for debt backed by dedicated revenue streams. The recent bankruptcies in Detroit and Stockton have placed bondholders in a subordinated position to pensioners despite state statute and indenture language. Municipalities cannot be pressured into bankruptcy and, should they choose to file, their creditors cannot force a liquidation, nor are bonds collateralized by specific assets. There is no mathematical formula in

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 9

QUESTIONS & ANSWERS continued	July 31, 2015

determining the ultimate recovery on a defaulted municipal bond, as the assets are valued by the municipality based upon the services they provide to their residents. Revenue bonds have fared far better in bankruptcy and in many instances remain unimpaired. As such, they can be regarded as a way of investing in the municipal asset class without being subjected to political decision making. Bonds backed by water and sewer revenues, and sales taxes, have dedicated revenue streams that are separate from a municipality’s general fund, and should remain uninterrupted during a municipal bankruptcy provided the asset is still performing. We note that bonds in default have decreased during 2015 and are a minute portion of the size of the market.

Important Disclosures

Past performance is not a guide to future performance. The value of investments and any income from them will fluctuate and is not guaranteed and investors may not get back the amount invested. Performance comparisons will be affected by changes in interest rates. Investment returns fluctuate due to changes in market conditions. Investment involves risk, including the possible loss of principal. No assurance can be given that the performance objectives of a given strategy will be achieved. The information contained herein has been obtained from sources believed to be reliable; however, no representation is made regarding its accuracy or completeness. This document must not be used for the purpose of an offer or solicitation in any jurisdiction or in any circumstances in which such offer or solicitation is unlawful or otherwise not permitted.

Investment advisory services in North America are provided through four different SEC-registered investment advisers using the brand Insight Investment: Cutwater Asset Management Corp. (CAMC), Cutwater Investor Services Corp. (CISC), Pareto New York LLC (PNY) and Pareto Investment Management Limited (PIML). The North American investment advisers are associated with a broader group of global investment managers that also (individually and collectively) use the corporate brand Insight Investment and may be referred to as “Insight”, “Insight Group” or “Insight Investment”.

The investment adviser providing these advisory services is Cutwater Investor Services Corp. (CISC), an investment adviser registered with the Securities and Exchange Commission (SEC), under the Investment Advisers Act of 1940, as amended. Registration with the SEC does not imply a certain level of skill or training. You may request, without charge, additional information about Insight. Moreover, specific information relating to Insight’s strategies, including investment advisory fees, may be obtained from CISC’s Form ADV Part 2A, which is available without charge upon request.

Index Definitions

All indices are unmanaged. It is not possible to invest in an index.

The Barclays Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s Investor Services, Inc., Standard & Poor’s Rating Group, or Fitch Ratings, Inc.

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QUESTIONS & ANSWERS continued	July 31, 2015

Risks and Other Considerations

Unless otherwise stated, the source of information is Insight. Any forecasts or opinions are Insight’s own at the date of this document (or as otherwise specified) and may change. Material in this publication is for general information only and is not advice, investment advice, or the recommendation of any purchase or sale of any security. Insight makes no implied or expressed recommendations concerning the manner in which the Fund should or would be handled, as appropriate investment strategies depend upon specific investment guidelines and objectives and should not be construed to be an assurance that any particular security in a strategy will remain in any fund, account, or strategy, or that a previously held security will not be repurchased. It should not be assumed that any of the security transactions or holdings referenced herein have been or will prove to be profitable or that future investment decisions will be profitable or will equal or exceed the past investment performance of the securities listed. Insight does not provide tax or legal advice to its clients and all investors are strongly urged to consult their tax and legal advisors regarding any potential strategy or investment.

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Closed-end funds often trade at a discount to their net asset value. There can be no assurance that the Fund will achieve its investment objectives. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.

Please see guggenheiminvestments.com/mzf for a detailed discussion of the Fund’s risks and considerations.

Insight is a group of wholly owned subsidiaries of The Bank of New York Mellon Corporation. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation and may also be used as a generic term to reference the Corporation as a whole or its various subsidiaries generally. Products and services may be provided under various brand names and in various countries by subsidiaries, affiliates and joint ventures of The Bank of New York Mellon Corporation where authorized and regulated as required within each jurisdiction. Unless you are notified to the contrary, the products and services mentioned are not insured by the FDIC (or by any governmental entity) and are not guaranteed by or obligations of The Bank of New York Mellon Corporation or any of its affiliates. The Bank of New York Corporation assumes no responsibility for the accuracy or completeness of the above data and disclaims all expressed or implied warranties in connection therewith.

© 2015 Insight Investment. All rights reserved.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 11

FUND SUMMARY (Unaudited)	July 31, 2015

Fund Statistics
Symbol on New York Stock Exchange	MZF
Initial Offering Date	August 27, 2003
Share Price	$13.66
Net Asset Value	$14.87
Yield on Closing Market Price	5.41%
Taxable Equivalent Yield on Closing Market Price1	9.56%
Monthly Distribution Per Common Share2	$0.0616
Leverage3	41%
Percentage of total investments subject to alternative minimum tax	14.5%

1 Taxable equivalent yield is calculated assuming a 43.4% federal income tax bracket.

2 Monthly distribution is subject to change.

3 As a percentage of total investments.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED JULY 31, 2015
	One	Three	Five	Ten	Since
	Year	Year	Year	Year	Inception
Managed Duration
Investment Grade
Municipal Fund
NAV	6.19%	4.66%	7.09%	6.02%	6.11%
Market	6.43%	0.44%	5.36%	6.78%	5.36%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. For the most recent month-end performance figures, please visit guggenheiminvestments.com/mzf. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

12 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	July 31, 2015

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS	July 31, 2015

	Shares	Value
SHORT TERM INVESTMENTS† – 1.9%
JPMorgan Tax Free Money Market	1,937,427	$1,937,427
Total Short Term Investments
(Cost $1,937,427)		1,937,427
	Face
	Amount	Value
MUNICIPAL BONDS†† – 166.5%
California – 19.3%
Sacramento County Sanitation Districts Financing Authority, (AGC-ICC FGIC)
0.72% due 12/01/351	3,500,000	2,942,240
Los Angeles Unified School District
5.00% due 01/01/34	2,525,000	2,822,294
City of Chula Vista CA, AMT
5.50% due 12/01/21	2,500,000	2,532,475
California Statewide Communities Development Authority
0.97% due 04/01/361	2,500,000	2,112,000
California Health Facilities Financing Authority
5.88% due 08/15/31	1,500,000	1,757,115
California Educational Facilities Authority Revenue Bonds
5.25% due 04/01/40	1,000,000	1,323,150
San Bernardino City Unified School District, (AGM)
5.00% due 08/01/28	1,000,000	1,141,130
California Pollution Control Financing Authority, AMT
5.00% due 07/01/302	1,000,000	1,081,080
Los Angeles County Public Works Financing Authority
4.00% due 08/01/42	1,000,000	1,014,630
Bay Area Toll Authority
1.27% due 04/01/361	1,000,000	1,013,260
San Diego Unified School District General Obligation Unlimited
0.00% due 07/01/383	3,145,000	995,141
Desert Community College District General Obligation Unlimited, (AGM)
0.00% due 08/01/463	3,750,000	747,900
Total California		19,482,415
Texas – 14.8%
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
5.00% due 10/01/43	2,000,000	2,171,240
5.00% due 11/15/52	940,000	1,032,966
Matagorda County Navigation District No. 1, AMT, (AMBAC)
5.13% due 11/01/28	2,515,000	2,918,834
Lower Colorado River Authority Revenue Bonds
6.25% due 05/15/184	2,000,000	2,297,012
North Texas Tollway Authority
5.63% due 01/01/33	2,000,000	2,187,200

See notes to financial statements.

14 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	July 31, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 166.5% (continued)
Texas – 14.8% (continued)
San Leanna Educational Facilities Corp.
5.13% due 06/01/36	$2,100,000	$2,171,295
Fort Bend County Industrial Development Corp.
4.75% due 11/01/42	1,000,000	1,028,300
North Texas Tollway Authority Revenue Bonds
5.00% due 01/01/24	500,000	592,975
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds, (Assured Gty)
5.75% due 07/01/18	480,000	519,888
5.75% due 07/01/164	5,000	5,243
Total Texas		14,924,953
New York – 12.4%
New York State Dormitory Authority Revenue Bonds
5.00% due 03/15/44	2,750,000	3,071,640
Metropolitan Transportation Authority
5.00% due 11/15/43	2,000,000	2,197,280
New York State Dormitory Authority
5.00% due 07/01/32	1,000,000	1,072,880
5.25% due 07/01/174	500,000	533,395
New York City Water & Sewer System Revenue Bonds
5.00% due 06/15/45	1,430,000	1,574,430
Triborough Bridge & Tunnel Authority Revenue Bonds
0.00% due 11/15/313	2,750,000	1,521,383
Suffolk County Industrial Development Agency, AMT
5.25% due 06/01/27	1,500,000	1,502,430
Troy Industrial Development Authority
5.00% due 09/01/31	1,000,000	1,104,410
Total New York		12,577,848
Florida – 12.4%
County of Miami-Dade FL, Aviation Revenue, AMT, (CIFG)
5.00% due 10/01/38	2,200,000	2,216,016
Miami-Dade County Educational Facilities Authority
5.00% due 04/01/42	2,000,000	2,180,220
Miami-Dade County School Board Foundation, Inc., (Assured Gty)
5.38% due 02/01/34	1,500,000	1,658,025
JEA Water & Sewer System Revenue
4.00% due 10/01/41	1,500,000	1,505,475
Town of Davie FL
6.00% due 04/01/42	1,000,000	1,141,330
Tampa Hillsborough County Expressway Authority Revenue Bonds
5.00% due 07/01/42	1,000,000	1,085,530
County of Broward FL, AMT, (AGM)
5.00% due 04/01/38	1,000,000	1,049,850
Seminole Indian Tribe of Florida
5.25% due 10/01/272	1,000,000	1,049,660

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS continued	July 31, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 166.5% (continued)
Florida – 12.4% (continued)
Mid-Bay Bridge Authority Revenue Bonds
5.00% due 10/01/40	$ 625,000	$664,363
Total Florida		12,550,469
Pennsylvania – 11.3%
Pennsylvania Higher Educational Facilities Authority
6.00% due 08/15/184	1,000,000	1,148,750
5.00% due 05/01/37	1,000,000	1,035,690
Commonwealth of Pennsylvania General Obligation Unlimited
5.00% due 08/15/21	1,750,000	2,034,848
County of Allegheny Pennsylvania General Obligation Unlimited, (AGM)
0.75% due 11/01/261	1,750,000	1,668,835
Delaware River Port Authority
5.00% due 01/01/27	1,500,000	1,667,325
City of Philadelphia PA, General Obligation, (Assured Gty)
5.38% due 08/01/30	1,110,000	1,256,587
City of Philadelphia PA, General Obligation
5.88% due 08/01/164	1,100,000	1,160,280
County of Lehigh PA
4.00% due 07/01/43	1,000,000	957,760
State Public School Building Authority Revenue Bonds
5.00% due 04/01/32	500,000	534,665
Total Pennsylvania		11,464,740
Illinois – 10.4%
Metropolitan Pier & Exposition Authority
5.00% due 06/15/42	2,000,000	2,106,600
Illinois Finance Authority, Roosevelt University Revenue
5.50% due 04/01/37	2,000,000	2,076,800
State of Illinois, General Obligation
5.00% due 03/01/28	2,000,000	2,005,620
City of Chicago IL O’Hare International Airport Revenue
5.50% due 01/01/31	1,750,000	1,987,335
Illinois Finance Authority, Rush University Medical Center Revenue
6.38% due 05/01/194	1,000,000	1,188,230
Railsplitter Tobacco Settlement Authority
6.00% due 06/01/28	1,000,000	1,160,280
Total Illinois		10,524,865
Louisiana – 9.9%
Louisiana Local Government Environmental Facilities & Community
Development Authority
6.75% due 11/01/32	3,000,000	3,296,489
State of Louisiana Gasoline & Fuels Tax Revenue
5.00% due 05/01/43	1,600,000	1,767,104

See notes to financial statements.

16 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	July 31, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 166.5% (continued)
Louisiana – 9.9% (continued)
Parish of St. John the Baptist LA
5.13% due 06/01/37	$1,500,000	$1,567,200
East Baton Rouge Sewerage Commission
5.25% due 02/01/194	1,000,000	1,143,140
Lafayette Consolidated Government Revenue Bonds, (AGM)
5.00% due 11/01/31	1,000,000	1,127,630
Louisiana Public Facilities Authority, Hospital Revenue
5.25% due 11/01/30	1,000,000	1,123,560
Total Louisiana		10,025,123
New Jersey – 8.0%
New Jersey Economic Development Authority
1.62% due 03/01/281	3,000,000	2,955,960
5.00% due 07/01/32	500,000	449,770
New Jersey Transportation Trust Fund Authority
5.00% due 06/15/42	3,000,000	3,071,520
New Jersey Health Care Facilities Financing Authority
5.75% due 07/01/194	1,500,000	1,760,250
Total New Jersey		8,237,500
Arizona – 7.6%
Arizona Health Facilities Authority Revenue Bonds
1.00% due 01/01/371	3,500,000	3,097,814
Arizona Health Facilities Authority
1.87% due 02/01/481	2,000,000	2,040,680
Glendale Municipal Property Corp.
5.00% due 07/01/33	1,250,000	1,368,788
Phoenix Industrial Development Authority
5.25% due 06/01/34	1,000,000	1,094,540
Total Arizona		7,601,822
Massachusetts – 5.8%
Massachusetts Educational Financing Authority, AMT
4.70% due 07/01/26	1,135,000	1,199,003
5.38% due 07/01/25	805,000	897,140
Commonwealth of Massachusetts, General Obligation (BHAC-CR FGIC)
0.77% due 05/01/371	1,800,000	1,633,320
Massachusetts Health & Educational Facilities Authority
6.25% due 07/01/30	1,000,000	1,146,710
Massachusetts Housing Finance Agency, AMT
5.10% due 12/01/27	950,000	967,214
Total Massachusetts		5,843,387

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	July 31, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 166.5% (continued)
Connecticut – 4.7%
City of Bridgeport Connecticut General Obligation Unlimited, (AGM)
5.00% due 10/01/25	$2,535,000	$2,969,169
Connecticut Housing Finance Authority
4.00% due 11/15/34	1,750,000	1,775,638
Total Connecticut		4,744,807
Iowa – 4.7%
Iowa Tobacco Settlement Authority
5.60% due 06/01/34	2,000,000	1,878,140
Iowa Higher Education Loan Authority
5.50% due 09/01/25	1,500,000	1,591,020
Iowa Finance Authority
5.00% due 08/15/29	1,090,000	1,194,989
Total Iowa		4,664,149
Wyoming – 4.1%
County of Sweetwater WY, AMT
5.60% due 12/01/35	4,000,000	4,055,039
Washington – 3.3%
Tes Properties
5.63% due 12/01/38	1,000,000	1,145,030
Washington Higher Education Facilities Authority
5.25% due 04/01/43	1,000,000	1,102,470
Spokane Public Facilities District
5.00% due 12/01/38	1,000,000	1,101,820
Total Washington		3,349,320
Tennessee – 3.3%
Knox County Health Educational & Housing Facility Board
5.25% due 04/01/27	2,500,000	2,634,950
Metropolitan Nashville Airport Authority
5.20% due 07/01/26	590,000	630,987
Total Tennessee		3,265,937
Ohio – 3.2%
American Municipal Power, Inc.
5.00% due 02/15/42	2,000,000	2,176,140
Ohio Air Quality Development Authority
5.63% due 06/01/18	1,000,000	1,077,510
Total Ohio		3,253,650
Vermont – 2.8%
Vermont Student Assistance Corp., AMT
3.30% due 12/03/351	2,800,000	2,839,620

See notes to financial statements.

18 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	July 31, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 166.5% (continued)
Michigan – 2.7%
Michigan Finance Authority, Revenue
5.00% due 12/01/31	$1,000,000	$1,108,280
Michigan Finance Authority Revenue Bonds
5.00% due 07/01/44	1,030,000	1,085,177
Detroit Wayne County Stadium Authority Revenue Bonds, (AGM)
5.00% due 10/01/26	500,000	547,090
Total Michigan		2,740,547
Wisconsin – 2.4%
Wisconsin Health & Educational Facilities Authority
5.00% due 11/15/36	1,250,000	1,308,563
Wisconsin Public Power, Inc. Revenue Bonds
5.00% due 07/01/37	1,000,000	1,105,690
Total Wisconsin		2,414,253
Kentucky – 2.2%
Kentucky Economic Development Finance Authority
5.63% due 08/15/27	1,000,000	1,115,040
County of Owen KY, Waterworks System Revenue
5.63% due 09/01/39	1,000,000	1,108,800
Total Kentucky		2,223,840
Colorado – 2.2%
City & County of Denver CO Airport System Revenue
5.00% due 11/15/43	1,000,000	1,095,650
Colorado Health Facilities Authority
5.25% due 01/01/45	1,000,000	1,080,730
Total Colorado		2,176,380
District of Columbia – 2.0%
District of Columbia Housing Finance Agency, AMT, (FHA)
5.10% due 06/01/37	2,000,000	2,022,220
Delaware – 1.6%
Delaware State Economic Development Authority
5.40% due 02/01/31	1,500,000	1,667,850
Nevada – 1.6%
Las Vegas Valley Water District
5.00% due 06/01/31	1,435,000	1,642,429
Rhode Island – 1.5%
Rhode Island Convention Center Authority, (Assured Gty)
5.50% due 05/15/27	1,300,000	1,477,424

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	July 31, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 166.5% (continued)
Virginia – 1.4%
Washington County Industrial Development Authority
7.50% due 07/01/29	$1,250,000	$1,447,013
Minnesota – 1.4%
St Paul Port Authority, AMT
4.50% due 10/01/37	1,500,000	1,440,915
Arkansas – 1.4%
Arkansas Development Finance Authority Revenue Bonds
1.57% due 09/01/441	1,400,000	1,399,118
Hawaii – 1.1%
Hawaii Pacific Health
5.63% due 07/01/30	1,000,000	1,155,900
Mississippi – 1.1%
County of Warren MS
6.50% due 09/01/32	1,000,000	1,131,180
Alaska – 1.1%
City of Anchorage Alaska Electric Revenue Revenue Bonds
5.00% due 12/01/41	1,000,000	1,115,860
Oklahoma – 1.1%
Oklahoma Development Finance Authority
5.00% due 02/15/34	1,000,000	1,100,940
South Carolina – 1.1%
South Carolina State Public Service Authority
5.00% due 12/01/48	1,000,000	1,081,170
Indiana – 1.1%
Indiana Finance Authority
6.00% due 12/01/26	1,000,000	1,074,160
New Hampshire – 1.0%
New Hampshire Health & Education Facilities Authority
5.00% due 01/01/34	1,000,000	1,041,060
Maryland – 0.5%
Maryland Economic Development Corp.
5.75% due 09/01/25	500,000	529,110
Total Municipal Bonds
(Cost $157,609,375)		168,287,013
Total Investments – 168.4%
(Cost $159,546,802)		170,224,440
Other Assets & Liabilities, net – (68.4)%		(69,120,270)
Total Net Assets – 100.0%		$101,104,170

See notes to financial statements.

20 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	July 31, 2015

†	Value determined based on Level 1 inputs — See Note 2.
††	Value determined based on Level 2 inputs — See Note 2.
1	Variable rate security. Rate indicated is rate effective at July 31, 2015.
2	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2)
securities is $2,130,740 (cost $2,036,063), or 2.1% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
3	Zero coupon rate security.
4	The bond is prerefunded. U.S. government or U.S. government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated
under the Optional Call Provisions.

AGC	Insured by Assured Guaranty Corporation
AGM	Insured by Assured Guaranty Municipal Corporation
AMBAC	Insured by Ambac Assurance Corporation
AMT	Income from this security is a preference item under the Alternative Minimum Tax.
BHAC	Insured by Bershire Hathaway Assurance Corporation
Assured Gty	Insured by Assured Guaranty Limited
CIFG	Insured by CIFG Assurance North America, Inc.
FGIC	Insured by Financial Guaranty Insurance Company
FHA	Guaranteed by Federal Housing Administration

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	July 31, 2015

Portfolio composition and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/mzf. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

See notes to financial statements.

22 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	July 31, 2015

ASSETS:
Investments, at value	$170,224,440
Receivables:
Interest	1,704,980
Other assets	5,693
Total assets	171,935,113
LIABILITIES:
Payable for:
Investments purchased	1,119,430
Investment advisory fees	43,387
Distributions – preferred shareholders	34,779
Servicing agent fees	28,885
Administration fees	3,587
Accrued expenses and other liabilities	150,875
Total liabilities	1,380,943
PREFERRED SHARES, at redemption value:
$0.001 par value per share; 2,778 Auction Market Preferred Shares authorized, issued and outstanding at $25,000 per share
liquidated preference	69,450,000
NET ASSETS	$101,104,170
NET ASSETS CONSIST OF:
Common stock, $0.001 par value per share; unlimited number of shares
authorized, 6,800,476 shares issued and outstanding	$6,800
Additional paid-in capital	95,345,793
Distributions in excess of net investment income	(34,780)
Accumulated net realized loss on investments	(4,891,281)
Net unrealized appreciation on investments	10,677,638
NET ASSETS	$101,104,170
Shares outstanding ($0.01 par value with unlimited amount authorized)	6,800,476
Net asset value, offering price and repurchase price per share	$14.87
Investments in securities, at cost	159,546,802

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 23

STATEMENT OF OPERATIONS	July 31, 2015
For the Year Ended July 31, 2015

INVESTMENT INCOME:
Interest	$7,383,982
EXPENSES:
Investment advisory fees	671,109
Servicing fees	447,406
Professional fees	148,121
Auction agent fees – preferred shares	119,233
Fund accounting fees	67,759
Administration fees	47,322
Trustee fees and expenses*	46,355
Printing fees	25,636
Registration and filings	23,725
Transfer agent fees	20,878
Custodian fees	10,396
Insurance	7,596
Line of credit fee	224
Other fees	6,893
Total expenses	1,642,653
Investment advisory fees waived	(154,872)
Servicing fees waived	(103,247)
Net expenses	1,384,534
Net investment income	5,999,448
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on:
Investments	29,630
Net change in unrealized appreciation on:
Investments	1,054,933
Net realized and unrealized gain	1,084,563
Distributions to Auction Market Preferred Shareholders from
Net Investment Income	(962,743)
Net increase in net assets resulting from operations	$6,121,268
*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

24 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	July 31, 2015

	Year Ended	Year Ended
	July 31, 2015	July 31, 2014
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,999,448	$6,494,435
Net realized gain on investments	29,630	273,476
Net change in unrealized appreciation on investments	1,054,933	7,409,664
Net increase in net assets resulting from operations	7,084,011	14,177,575
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
Net investment income	(962,743)	(886,027)
Net increase in net assets applicable to common
shareholders resulting from operations	6,121,268	13,291,548
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(5,142,520)	(5,739,602)
Net increase in net assets	978,748	7,551,946
NET ASSETS:
Beginning of period	100,125,422	92,573,476
End of period	$101,104,170	$100,125,422
Distributions in excess of net investment income	$(34,780)	$(20,377)

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 25

FINANCIAL HIGHLIGHTS	July 31, 2015

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2015	2014	2013	2012	2011
Per Share Data:
Net asset value, beginning of period	$14.72	$13.61	$15.41	$14.02	$14.40
Income from investment operations:
Net investment income(a)	0.88	0.95	1.02	1.09	1.12
Net gain (loss) on investments (realized and unrealized)	0.17	1.13	(1.74)	1.43	(0.36)
Distributions to preferred shareholders from net investment income
(common share equivalent basis)	(0.14)	(0.13)	(0.14)	(0.14)	(0.15)
Total from investment operations	0.91	1.95	(0.86)	2.38	0.61
Less distributions from:
Net investment income	(0.76)	(0.84)	(0.94)	(0.99)	(0.99)
Net asset value, end of period	$14.87	$14.72	$13.61	$15.41	$14.02
Market Value, end of period	$13.66	$13.57	$12.46	$16.21	$13.48
Total Return(b)
Net asset value	6.19%	14.87%	(6.01%)	17.50%	4.57%
Market value	6.43%	16.29%	(18.13%)	28.56%	(0.32%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$101,104	$100,125	$92,573	$104,622	$94,913
Preferred shares, at redemption value ($25,000 per share liquidation
preference) (thousands)	$69,450	$69,450	$69,450	$69,450	$69,450
Preferred shares asset coverage per share	$61,395	$61,042	$58,324	$62,661	$59,166
Ratio to average net assets of:
Net investment income(c)	5.85%	6.86%	6.70%	7.38%	8.09%
Expenses (including interest expense and net of fee waivers)(c) (d)	1.35%	1.40%	1.33%	1.36%	1.46%
Expenses (including interest expense and excluding fee waivers)(c) (d)	1.60%	1.66%	1.58%	1.62%	1.72%
Portfolio turnover rate(e)	12%	15%	23%	15%	8%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Calculated on the basis of income and expense applicable to both common and preferred shares relative to average net assets of common shareholders.

(d)	The impact of interest expense is less than 0.01%.

(e)	Portfolio turnover is not annualized for periods less than one year.

See notes to financial statements.

26 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	July 31, 2015

Note 1 – Organization:

The Managed Duration Investment Grade Municipal Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp. (now known as Cutwater Investor Services Corp.).

Note 2 – Accounting Policies:

The preparation of financial statements in accordance with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund, which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services –Investment Companies.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to Cutwater’s valuation committee (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

The municipal bonds and preferred shares in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board.

Investments for which market quotations are not readily available are fair valued as determined in good faith by Cutwater Investor Services Corp. (the “Adviser”), pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies,

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2015

(v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money market funds are valued at net asset value. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs as described above. The Fund did not have any Level 3 securities during the period ended July 31, 2015.

Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of July 31, 2015:

Valuations	Level 1	Level 2	Level 3	Total
Description
Assets:
Municipal Bonds	$–	$168,287,013	$–	$168,287,013
Money Market	1,937,427	–	–	1,937,427
Total	$1,937,427	$168,287,013	$–	$170,224,440

There were no transfers between levels for the year ended July 31, 2015.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Interest income, including the amortization of premiums and accretion of discount, is accrued daily.

(c) Dividends and Distributions

The Fund declares and pays on a monthly basis dividends from net investment income to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 6.

28 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2015

(d) Inverse Floating Rate Investments and Floating Rate Note Obligations

Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust. For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis. The Fund did not invest in inverse floating rate securities during the year ended July 31, 2015.

Note 3 – Agreements:

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Adviser and the Fund, the Adviser is responsible for the daily management of the Fund’s portfolio, which includes buying and selling securities for the Fund, as well as investment research, subject to the direction of the Fund’s Board. The Adviser is a subsidiary of Cutwater Holdings, LLC. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund’s average daily managed assets. (“Managed Assets” represent the Fund’s total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage.) The Adviser contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund’s average daily Managed Assets.

On January 2, 2015, BNY Mellon acquired Cutwater Asset Management. As a result of this acquisition, the Adviser became an indirect wholly-owned subsidiary of BNY Mellon. Under the Investment Company Act of 1940, as amended, this transaction resulted in the assignment and automatic termination of the Fund’s investment advisory agreement with the Adviser (the “Terminated Agreement”). In anticipation of the closing of the transaction, the Fund’s shareholders approved a new investment advisory agreement (the “New Agreement”) between the Fund and the Adviser at a special meeting of the shareholders of the Fund held on December 10, 2014. The New Agreement is identical to the Terminated Agreement in all material respects, except for the dates of its execution and its termination, and became effective as of the closing of the transaction on January 2, 2015.

Pursuant to a Servicing Agreement, Guggenheim Funds Distributors, LLC (the “Servicing Agent”) acts as servicing agent to the Fund. The Servicing Agent receives an annual fee from the Fund,

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2015

payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Fund’s Managed Assets. The Servicing Agent contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund’s Managed Assets.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Servicing Agent, provides fund administration services to the Fund. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent and auction agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund. As auction agent, BNY is responsible for conducting the auction of the preferred shares.

Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and the Servicing Agent. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At July 31, 2015, the following reclassification was made to the capital accounts of the Fund to reflect permanent book/tax differences relating to investments in partnerships. Net investment income, net realized gains and net assets were not affected by these changes.

Accumulated Net	Accumulated Net	Additional
Investment Loss	Realized Loss	Paid-in Capital
$91,412	$(77,720)	$(13,692)

Information on the tax components of investments as of July 31, 2015, is as follows:

Net Tax
	Gross Tax	Gross	Unrealized
Cost of Investments	Unrealized	Tax Unrealized	Appreciation
for Tax Purposes	Appreciation	Depreciation	on Investments
$159,546,802	$11,293,236	$(615,598)	$10,677,638

30 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2015

As of July 31, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed		Accumulated		Other
Tax-Exempt	Undistributed	Capital	Unrealized	Temporary
Income	Ordinary Income	and Other Losses	Appreciation	Differences
$—	$—	$(4,891,281)	$10,677,638	$(34,780)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of July 31 2015, the capital loss carryforward for the Fund was $4,536,514. This entire amount is due to expire on July 31, 2017 if unused. During the current year, $235,755 of capital loss carryforward was utilized against capital gains.

Pursuant to Federal income tax regulations applicable to investment companies, the Fund has elected to treat net capital losses and certain ordinary losses realized between November 1 and July 31 of each year as occurring on the first day of the following tax year. The Fund has also elected to treat certain ordinary losses realized between January 1 and July 31 of each year as occurring on the first day of the following tax year. For the year ended July 31, 2015, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until August 1, 2015:

Ordinary	Capital
$—	$(354,767)

Distributions paid to shareholders during the tax years ended July 31, 2015 and 2014 were characterized as follows:

	Tax-exempt	Ordinary	Total
	income	income	distributions
2015	$5,956,165	$149,098	$6,105,263
2014	$6,510,284	$115,345	$6,625,629

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those years that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 31

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2015

Note 5 – Investment Transactions:

Purchases and sales of investment securities, excluding short-term investments, for the year ended July 31, 2015, aggregated $21,011,505 and $20,877,351, respectively.

Note 6 – Capital:

There are an unlimited number of $.001 par value common shares of beneficial interest authorized and 6,800,476 common shares outstanding at July 31, 2015.

In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the years ended July 31, 2015 and 2014.

On October 27, 2003, the Fund issued 1,389 shares of Auction Market Preferred Shares (“AMPS”), Series M7 and 1,389 shares of AMPS, Series W28. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. As of January 31, 2015, the Fund had 1,389 shares each of AMPS, Series M7 and W28, outstanding. Dividends on the preferred shares are cumulative at a rate that is set by auction procedures. Distributions of net realized capital gains, if any, are made annually.

The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the higher of LIBOR or 90% of the taxable equivalent of the short-term municipal bond rate. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund’s leverage as well as any alternative that may be available.

The range of dividend rates on the Fund’s AMPS for the year ended July 31, 2015, were as follows:

				Next
Series	Low	High	At 7/31/15	Auction Date
M7	1.369%	1.444%	1.401%	8/3/15
W28	1.368%	1.414%	1.399%	8/5/15

The Fund is subject to certain limitations and restrictions while the AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value plus any accrued dividends.

On April 1, 2014, Standard & Poor’s Ratings Services (“S&P”) notified the Servicing Agent and Cutwater that S&P downgraded the Fund’s AMPS from ‘AAA’ to ‘AA’.

The Fund’s AMPS, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Fund’s AMPS.

32 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2015

Note 7 – Borrowings:

The Fund had an uncommitted $2,000,000 line of credit with BNY. At July 31, 2015, there was a $0 balance in connection with the Fund’s uncommitted line of credit. The average daily amount of borrowings during the year ended July 31, 2015, was $25,685 with a related weighted average interest rate of 0.86%. The maximum amount outstanding during the year ended July 31, 2015, was $825,000. This $2,000,000 line of credit with BNY terminated on January 2, 2015.

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	July 31, 2015

The Board of Trustees and Shareholders of Managed Duration Investment Grade Municipal Fund

We have audited the accompanying statement of assets and liabilities of Managed Duration Investment Grade Municipal Fund (the Fund), including the portfolio of investments, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Duration Investment Grade Municipal Fund at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 24, 2015

34 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	July 31, 2015

Federal Income Tax Information

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year end (July 31, 2015) as to the federal tax status of dividends and distributions received by shareholders during such tax period. Accordingly, please note that the majority of dividends paid from net investment income from the Fund during the tax period ended July 31, 2015 was federally exempt interest dividends. The Fund has invested in municipal bonds containing market discount, whose accretion is taxable and accordingly, 2% of the dividends paid from net investment income during the tax period are attributable to this taxable income. Therefore, the Fund designated $5,956,165 as tax-exempt income.

Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. In January 2016, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received during calendar year 2015. The amount that will be reported will be the amount to use on your 2015 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended July 31, 2015. Shareholders are advised to consult with their tax advisers as to the federal, state and local tax status of the income received from the Funds. In January 2016, an allocation of interest by state will be provided which may be of value in reducing a shareholder’s state or local tax liability, if any.

Trustees

The Trustees of the Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

Number of
		Term of		Portfolios
	Position(s)	Office		in Fund
	Held	and Length		Complex
Name, Address*	with	of Time	Principal Occupation(s)	Overseen	Other Directorships
and Year of Birth	Trust	Served**	during Past Five Years	by Trustee***	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2006	Current: Private Investor (2001-present).	91	Current: Trustee, Purpose Investment
(1951)	Chairman of				Funds (2014-present).
	the Audit		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
	Committee		President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).
Ronald A. Nyberg	Trustee and	Since 2003	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	93	Current: Edward-Elmhurst
(1953)	Chairman of				Healthcare System (2012-present).
	the Nominating		Former: Executive Vice President, General Counsel, and Corporate
	and Governance		Secretary, Van Kampen Investments (1982-1999).
Committee

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 35

SUPPLEMENTAL INFORMATION (Unaudited) continued	July 31, 2015

Number of
		Term of		Portfolios
	Position(s)	Office		in Fund
	Held	and Length		Complex
Name, Address*	with	of Time	Principal Occupation(s)	Overseen	Other Directorships
and Year of Birth	Trust	Served**	during Past Five Years	by Trustee***	Held by Trustees
Independent Trustees continued:
Ronald E.	Trustee and	Since 2003	Current: Portfolio Consultant (2010-present).	90	Former: Bennett Group of Funds
Toupin, Jr.	Chairman of				(2011-2013).
(1958)	the Board		Former: Vice President, Manager and Portfolio Manager, Nuveen Asset
Management (1998-1999); Vice President, Nuveen Investment Advisory
Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment
Trusts (1991-1999); and Assistant Vice President and Portfolio Manager,
Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co.,
Inc. (1982-1999).
Interested Trustees:
Donald C.	President,	Since 2012	Current: President and CEO, certain other funds in the Fund Complex	221	Current: Clear Spring Life Insurance
Cacciapaglia†	Chief Executive		(2012-present); Vice Chairman, Guggenheim Investments (2010-present).		Company (2015-present); Guggenheim
(1951)	Officer and				Partners Japan, Ltd. (2014-present); H
	Trustee		Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).		Partners Japan, Ltd. (2014-present);
Delaware Life Annuity Company (2011-
present); Paragon Life Insurance
Company of Indiana (2011-present).
Clifford D. Corso††	Trustee, Chief	Since 2003	Current: Member of Insight Executive Management Committee (January	1	None
200 Park Avenue	Executive		2015-present), Executive Vice President & Chief Investment Officer (2008-
New York, NY 10166	Officer and		present), Vice President (2004-2008), MBIA Inc. Chief Executive Officer &
(1961)	President		Chief Investment Officer (2010-present), President (2004-2010), Managing
Director (2000-2004), Cutwater Holdings, LLC. Chief Executive Officer &
Chief Investment Officer (2010-present), President and Investment Officer
(2000-2010), Cutwater Asset Management Corp.

*	The business address of each Trustee unless otherwise noted is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**	Each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-Mr. Donald Cacciapaglia is a Class II Trustee. A Class II Trustee is expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2015.
-Messrs. Barnes and Corso are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2016.
-Due to the fact that there was not a quorum at the 2014 shareholder meetings, Mr. Nyberg, as a holdover Class I Trustee, and Mr. Toupin, as a holdover Class II Trustee, are expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2015.

36 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	July 31, 2015

***
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as an officer of Guggenheim Funds Distributors, LLC, the Fund’s Servicing Agent and certain of its affiliates.

††
Mr. Clifford D. Corso is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as an officer of Cutwater Investor Services Corp., the Fund’s Investment Adviser.

Officers

The Officers, of the Managed Duration Investment Grade Municipal Fund, who are not trustees, and their principal occupations during the past five years:

	Position(s)	Term of
	held	Office**
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served	Principal Occupations During Past Five Years
Officers:
Joanna M.	Chief	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Managing Director, Guggenheim
Catalucci	Compliance		Investments (2012-present).
(1966)	Officer
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President &
Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice
President, Rydex Advisors, LLC and certain affiliates (2010-2011).
Mark J. Furjanic	Assistant	Since 2008	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund
(1959)	Treasurer		Complex (2008-present).

Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M. Howley	Assistant	Since 2006	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager, Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004)
Amy J. Lee	Chief Legal	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim
(1961)	Officer		Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and
Security Benefit Corporation (2004-2012).

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 37

SUPPLEMENTAL INFORMATION (Unaudited) continued	July 31, 2015

Position(s)
	held	Term of Office**
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served	Principal Occupations During Past Five Years
Officers continued:
Mark E. Mathiasen	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments
(1978)			(2007-present).

Kimberly J. Scott	Assistant	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund
(1974)	Treasurer		Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund
Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of
Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).
John L. Sullivan	Chief	Since 2011	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Financial		Managing Director, Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Officer and		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-
	Treasurer		2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

38 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	July 31, 2015

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by Computershare Shareowner Services LLC (“the Plan Administrator”), as agent for shareholders in administering the Plan (the “Plan Agent”), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Administrator, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date, provided that, if the net asset value per share is less than or equal to 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the market

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 39

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	July 31, 2015

price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866) 488-3559.

40 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

This Page Intentionally Left Blank.

FUND INFORMATION	July 31, 2015

Board of Trustees

Randall C. Barnes

Donald C. Cacciapaglia*

Clifford D. Corso**

Ronald A. Nyberg

Ronald E. Toupin, Jr.,
Chairperson

* Trustee is an “interested person” (as defined
  in section 2 (a) (19) of the 1940 Act)
  (“Interested Trustee”) of the Fund because of
  his position as an officer of the Fund’s
  Servicing Agent and certain of its affiliates.

**Trustee is an “interested person” of the Fund
as defined in the Investment Company Act of
1940, as amended, as a result of his position
as an officer of the Fund’s Investment Adviser.

Principal Executive Officers

Joanna M. Catalucci
Chief Compliance Officer

Clifford D. Corso
President and Chief Executive Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer and Treasurer

Investment Adviser
Cutwater Investor Services Corp.
New York, NY

Servicing Agent
Guggenheim Funds Distributors, LLC
Chicago, IL

Administrator
Rydex Fund Services, LLC
Rockville, MD

Accounting Agent, Custodian and
Auction Agent
The Bank of New York Mellon
New York, NY

Legal Counsel
Simpson Thacher & Bartlett LLP
New York, NY

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Chicago, IL

42 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

FUND INFORMATION continued	July 31, 2015

Privacy Principles of Managed Duration Investment Grade Municipal Fund for Shareholders

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us and our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financial and tax forms. Even within Cutwater and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, Cutwater and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website – www.Cutwater.com.

Questions concerning your shares of Managed Duration Investment Grade Municipal Fund:

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559

This report is sent to shareholders of Managed Duration Investment Grade Municipal Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. A description of the Adviser’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 819-5301.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 819-5301 or by accessing the Fund’s Form N-PX on the US Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/mzf. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 43

ABOUT THE FUND MANAGER

Cutwater Investor Services Corp.

Cutwater Investor Services Corp. (“Cutwater”), the Fund’s Investment Adviser, is based in New York, NY and was created in 1991 to provide fixed-income investment products and services to institutional and retail clients. The firm specializes in the management of fixed-income securities and provides expertise in investment-grade municipal bond investing. Cutwater is an indirect wholly-owned subsidiary of BNY Mellon. Additional information can be found at cutwater.com.

Investment Philosophy

Cutwater Investor Services Corp.’s philosophy is anchored in the conviction that a high quality municipal portfolio diversified among maturities will provide favorable risk-adjusted performance over time and through a variety of market cycles. Cutwater Investor Services Corp. believes that security selection is enhanced by its large and dedicated staff of credit analysts. Each analyst has a thorough understanding of the broad market, but focuses research on a particular segment of the larger market.

Investment Process

Investment strategy, including credit quality, yield curve positioning and duration targets, is set for portfolios at regular strategy meetings with the firm’s chief investment officer, portfolio managers and sector specialists. Credit quality decisions are based on credit bands established for each of the portfolios and the current relative value of securities within each of the credit bands. Duration target decisions are based on duration bands which direct the overall risk profile of portfolios relative to their benchmarks and the consensus outlook on the term structure of interest rates. Duration management is extended to each of the individual market sectors. Using the guidelines established in the strategy meetings, the municipal portfolio managers work closely with research analysts. Cutwater’s rigorous bottom-up process is rooted in fundamental credit analysis and Cutwater’s proprietary research.

Cutwater Investor Services Corp.	Guggenheim Funds Distributors, LLC
200 Park Avenue	227 West Monroe Street
New York, NY 10166	Chicago, IL 60606
(09/15)	Member FINRA/SIPC
(09/15)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-MZF-AR-0715

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes.  Mr. Barnes is an independent Trustee for purposes of this Item 3 of Form N-CSR.  Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $26,460 and $25,200 for the fiscal years ending July 31, 2015 and July 31, 2014, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item, include agreed upon procedures reports performed for rating agencies, were $4,410 and $4,200 for the fiscal years ending July 31, 2015 and July 31, 2014, respectively.

Ernst & Young LLP did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $7,957 and $7,725 for the fiscal years ending July 31, 2015 and July 31, 2014, respectively.

Ernst & Young LLP did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) and 4(c) were $0 and $0 for the fiscal years ending July 31, 2015 and July 31, 2014, respectively.

Ernst & Young LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant’s audit committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

              Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes
•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning

o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $12,367 and $11,925 for the fiscal year ended July 31, 2015, and July 31, 2014, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrant.

a)
The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of Ronald A. Nyberg, Ronald E. Toupin, Jr., and Randall C. Barnes.

b)	Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Cutwater Investor Services Corp. (the "Adviser")1. The Proxy Voting Policies and Procedures of the Adviser (the "Proxy Voting Policies") are included as Exhibit (c) hereto.

1 Cutwater is one of four SEC-registered investment advisers using the brand Insight Investment (Cutwater Asset Management Corp. (CAMC), Cutwater Investor Services Corp. (CISC), Pareto New York LLC (PNY) and Pareto Investment Management Limited (PIML)) and it is associated with a broader group of global investment managers that also (individually and collectively) use the corporate brand Insight Investment and may be referred to as “Insight”, “Insight Group” or “Insight Investment”.  CISC and CAMC may also be referred to, collectively, as Cutwater Asset Management.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) A team of investment professionals at Insight North America shares primary responsibility for the day-to-day portfolio management of the Fund.  The following provides information regarding the members of the team.

Name	Since	Professional Experience
Clifford D. Corso	2003 (Inception)	Chief Executive Officer, Insight North America, including predecessor firms (1994-present).

E. Gerard Berrigan	2003 (Inception)	Head of US Fixed Income, Insight North America, including predecessor firms (1994-present).
James B. DiChiaro	2007	Senior Portfolio Manager, Insight North America, including predecessor firms (1999-present).

Matthew J. Bodo	2012	Fixed Income Trader, Insight North America, including predecessor firms (2002-present)

 (a) (2) (i-iii) Other accounts managed. Insight North America currently manages two performance-based fee accounts, with assets totaling $48 million.  The following summarizes information regarding the other accounts managed by the Fund’s portfolio managers as of July 31, 2015:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
Clifford D. Corso	3	$294 million	15	$1.896 billion	201	$21 billion
E. Gerard Berrigan	3	$294 million	15	$1.896 billion	201	$21 billion
James B. DiChiaro	-	-	-	-	4	$521 million
Matthew J. Bodo	-	-	1	$20 million	31	$852 million

(a) (2) (iv) Conflicts of Interest.
Material conflicts of interest identified by the Adviser may arise in connection with a portfolio manager’s management of the Fund in addition to other fund and/or accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. For example, conflicts may arise in cases where multiple Firm and/or affiliate client accounts are invested in different parts of an issuer’s capital structure.  Additionally, a portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement than the Fund or that may have a performance fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and aggregates and then allocates securities to client accounts in a fair and timely manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

 (a) (3)Compensation.
Portfolio managers are compensated with a base salary and bonus. Portfolio managers’ compensation is not based on the performance of individual accounts.  The base salary is a fixed amount. The components of compensation are base salary and variable pay which is made up of two elements: discretionary annual cash amount and, for key staff, a deferral into the firm’s Long Term Incentive Plan. Cash and deferred pay play a significant role in total compensation. The overall value of these payments is based on company performance while individual payments are made with the dual aims of ensuring that key individuals are incentivized and rewarded for their contribution and that their total compensation is competitive. The Adviser has a 401(k) plan with matching funds for employee contributions up to 5% in addition to offering a competitive benefits package broadly aligned with its parent company, BNY Mellon.

 (a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by each of the Fund’s portfolio managers as of July 31, 2015:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Clifford D. Corso	None
E. Gerard Berrigan	None
James B. DiChiaro	None
Matthew J. Bodo	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Insight North America Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Managed Duration Investment Grade Municipal Fund

By:      /s/ Clifford D. Corso

Name: Clifford D. Corso

Title:   President and Chief Executive Officer

Date:   October 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Clifford D. Corso

Name: Clifford D. Corso

Title:   President and Chief Executive Officer

Date:   October 2, 2015

By:       /s/ John L. Sullivan

Name:  John L. Sullivan

Title:    Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:    October 2, 2015